UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2023

Dillard’s, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6140	71-0388071
(Commission File Number)	(IRS Employer Identification No.)

1600 Cantrell Road Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	DDS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

Dillard’s, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 20, 2023 in Little Rock, Arkansas. The following matters were submitted to a vote of the stockholders, the results of which were as follows:

1.	Election of Directors

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Class A Nominees:
James I. Freeman	9,860,690	792,798	17,294	713,271
Rob C. Holmes	10,536,497	116,165	18,120	713,271
Reynie Rutledge	10,458,237	194,171	18,374	713,271
J.C. Watts, Jr.	9,938,468	714,748	17,566	713,271
Nick White	10,380,048	268,186	22,548	713,271

Class B Nominees:
Robert C. Connor	3,985,776	-	-	-
William E. (Chip) Connor, II	3,985,776	-	-	-
Alex Dillard	3,985,776	-	-	-
Mike Dillard	3,985,776	-	-	-
William Dillard, II	3,985,776	-	-	-
William Dillard, III	3,985,776	-	-	-
H. Lee Hastings, III	3,985,776	-	-	-
Denise Mahaffy	3,985,776	-	-	-
Drue Matheny	3,985,776	-	-	-
Warren A. Stephens	3,985,776	-	-	-

Other Proposals

		Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2.	Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for 2023:	15,239,151	113,585	17,093	-

3.	Advisory vote on the compensation of the Company's named executive officers:	14,427,319	207,594	21,645	713,271

		Number of Shares Voted for One Year	Number of Shares Voted for Two Years	Number of Shares Voted for Three Years	Number of Shares Abstained	Broker Non-Votes
4.	Advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers:	1,564,473	11,126	13,037,488	43,471	713,271

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DILLARD’S, INC.

Date:	May 23, 2023	By:	/s/ Phillip R. Watts
		Name:	Phillip R. Watts
		Title:	Senior Vice President, Co-Principal Financial Officer and Principal Accounting Officer

		By:	/s/ Chris B. Johnson
		Name:	Chris B. Johnson
		Title:	Senior Vice President and Co-Principal Financial Officer